cbdMD


PROBLEM
EVERYDAY AILMENTS
In the past decade, the number of unnecessary visits to a Doctor, Urgent Care, ER, or Walk-in-Clinic have skyrocketed in the U.S. 30%, or nearly $700 billion, of all health care spending is wasteful, meaning it could be eliminated without reducing the quality of patient care.
- New England Healthcare Institute
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SOLUTION
ALL-NATURAL CBD OIL
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IMPROVE HEALTH
AFFORDABLE ALTERNATIVE
ALL NATURAL

DIFFERENTIATION

THE PROBLEM: EVERYDAY AILMENTS
THE SOLUTION: ALL-NATURAL CBD OIL


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MD
- OR -
Rx
$$$

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SO WHAT IS CBD?
Cannabidiol (CBD) is a compound extracted from hemp containing significant beneficial properties. CBD does not possess any psychoactive properties; therefore customers will not experience a 'high.'
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FROM SEED TO SALE

WE CULTIVATE > WE GROW > WE PRODUCE > WE SELL

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ORANGE
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PREMIUM
CBD OIL
1500MG

100% U.S. GROWN

Our CBD oil comes from organic hemp plants on U.S. farms free of synthetic pesticides.

BROAD SPECTRUM C02 EXTRACTION

We utilize an innovative extraction technique to preserve valuable terpenes and beneficial compounds.

THIRD PARTY TESTING

We provide third party lab results to ensure nothing but the highest quality CBD oil in every batch.


LEADING THE INDUSTRY
WITH THE HIGHEST STANDARD
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ORANGE
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PREMIUM
CBD OIL
1500MG
Organic
USA Grown
Non-GMO
Gluten Free


THE cbdMD DIFFERENCE
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NATURAL
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PREMIUM
CBD OIL
750MG
INNOVATIVE GROWING AND EXTRACTION TECHNIQUES
COMMITMENT
FARMS AND GROWING ARE NOT PROTECTED FROM PESTICIDES
LOCALLY GROWN. LOCALLY MADE. 99.9% PURE CBD. 0% THC.
QUALITY
LOW QUALITY HEMP OIL IMPORTED FROM OVERSEAS
"HYBRID" BROAD-SPECTRUM PRODUCTS WITH BENEFICIAL COMPOUNDS
INNOVATION
STANDARD EXTRACTION, ELIMINATING VALUABLE PROPERTIES
CBD

OUR PRODUCTS

WHERE INNOVATION MEETS EXCELLENCE

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Vet Recommended CBD Treats
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150 MG
PEANUT BUTTER
CBD TREATS
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CBD
BATH BOMB
100MG
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CBD
FREEZE
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CBD
FREEZE
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REVIVE
300MG CBD
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PREMIUM CBD
GUMMIES
750MG
CBD
VAPE
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VAPING
CBD OIL
300MG
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PREMIUM
CBD OIL
3000MG
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PREMIUM
CBD OIL
3000MG
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RECOVER
750MG CBD
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PREMIUM
CBD OIL
1500MG
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PET
CBD OIL
300MG
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PET
CBD OIL
1000MG
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CBD OIL

CBD OIL

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BERRY
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PREMIUM
CBD OIL
3000MG
BERRY
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PREMIUM
CBD OIL

FLAVORS:

- NATURAL
- ORANGE
- BERRY
- MINT

SIZES & CONCENTRATIONS:

30mL:	300mg	750mg	1500mg	3000mg
60mL:	1000mg	1500mg	3000mg	5000mg


CBD GUMMIES
FLAVORS:
• ORANGE
• RASPBERRY
• TROPICAL
• STRAWBERRY
SIZES & CONCENTRATIONS:
30 Gummies: 300mg 10mg per
30 Gummies: 750mg 25mg per
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30 GUMMIES
cbdMD
PREMIUM CBD
GUMMIES
750MG
25mg / Gummy
MADE IN THE U.S.A.
60 CAPSULES
cbdMD
PREMIUM
CBD OIL
1000MG
16.6mg / Capsule
MADE IN THE U.S.A.
CBD CAPSULES
SIZES & CONCENTRATIONS:
30 Capsules: 450mg 1000mg 1500mg
60 Capsules: 1000mg 1500mg 3000mg

VAPING OIL


ORANGE
cbdMD
VAPING
CBD OIL
1500MG
1oz / 30mL
MADE IN THE U.S.A.

FLAVORS:

- VANILLA
- MINT
- ORANGE

SIZES & CONCENTRATIONS:

30mL:	300mg	750mg	1500mg
60mL:	1000mg	1500mg	3000mg

CBD FREEZE



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CBD
FREEZE
750MG
COLD THERAPY PAIN RELIEF
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CBD
FREEZE
1500MG
COLD THERAPY PAIN RELIEF
3oz / 90ml
MADE IN THE USA
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CBD
FREEZE
300MG
COLD THERAPY PAIN RELIEF
3oz / 90ml
MADE IN THE USA

SIZES & CONCENTRATIONS:

3oz. (Roller)	300mg	750mg	1500mg
4oz. (Squeeze)	300mg	750mg	1500mg

CBD RECOVER


INFLAMMATION CREAM
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RECOVER
1500MG CBD
INFLAMMATION FORMULA
4oz / 120mL
MADE IN THE U.S.A.

SIZES & CONCENTRATIONS:

2oz.	300mg	
4oz.	750mg	1500mg


CBD REVIVE
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MOISTURIZING LOTION
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REVIVE
750MG CBD
LIGHTWEIGHT HYDRATION
4oz / 120mL
MADE IN THE U.S.A.
SIZES & CONCENTRATIONS:
2oz. 300mg
4oz. 750mg 1500mg


CBD BATH BOMBS
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ROMANCE
(Frankincense)
RESTORE
(Blend)
REJUVENATE
(Eucalyptus+)
RELAX
(Lavender+)
RISE
(Eucalyptus+)
RESIST
(Lavender+)
Infused with 100% pure therapeutic-grade essential oils and a proprietary blend of aromatics, each bath bomb is meticulously hand-crafted with 100mg of Premium CBD.


CBD FOR DOGS
TINCTURE SIZES & CONCENTRATIONS:
30mL: 300mg 750mg 1500mg 3000mg
60mL: 1000mg 1500mg 3000mg 5000mg
DOG TREAT CONCENTRATIONS:
150mg 300mg 750mg
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150 MG
PEANUT BUTTER
CBD TREATS
30 PIECES
CATNIP
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PET
CBD OIL
300MG
PEANUT BUTTER
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PET
CBD OIL
1000MG
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CBD FOR CATS
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M.D.
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PET
CBD OIL
SIZES & CONCENTRATIONS:
30mL: 150mg 300mg 750mg
60mL: 300mg 750mg 1500mg


CBD FOR HORSES
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HORSE
CBD OIL
3000MG
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HORSE
CBD OIL
7500MG
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HORSE
CBD OIL
3000MG
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SIZES & CONCENTRATIONS:
30mL: 750mg 1500mg 3000mg
60mL: 5000mg 7500mg 10000mg


WHY NOW?
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"CBD IS GROWING FASTER THAN CANNABIS IN THE U.S. AND WILL SOON BE A $22 BILLION INDUSTRY."
- BRIGHTFIELD GROUP

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www.cbdMD.com

@cbdmd.usa